SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      December 20, 2000 (December 12, 2000)
                      -------------------------------------

                             LOWE'S COMPANIES, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


         North Carolina                    1-7898                56-0578072
         --------------                    ------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)


                  1605 Curtis Bridge Road
                Wilkesboro, North Carolina                  28697
                --------------------------                  -----
         (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (336) 658-4000
                                                          ---------------

                                 Not Applicable
                                 --------------
          (former name or former address if changed since last report)

                               Page 1 of 4 pages.
                        Exhibit Index appears on page 4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed in connection with the Registrant's offer and sale on December 15, 2000 of $500,000,000 principal amount of 7 1/2% Notes due December 15, 2005 (the "Notes") pursuant to its Shelf Registration Statement on Form S-3 (File No. 333-34580). The Notes were issued under the Amended and Restated Indenture, dated December 1, 1995, between the Registrant and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee.

        Exhibits
        --------

          1.1 Purchase Agreement, dated December 12, 2000, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co., Morgan Stanley & Co. Incorporated and Lowe's Companies, Inc.

          4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee
                    (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

          4.2       Form of Lowe's Companies, Inc. 7 1/2% Notes due December 15,
                    2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LOWE'S COMPANIES, INC.

Date:    December 20, 2000                  /s/ Robert A. Niblock
                                            ------------------------------------
                                            Name:    Robert A. Niblock
                                            Title:   Senior Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

1.1 Purchase Agreement, dated December 12, 2000, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co., Morgan Stanley & Co. Incorporated and Lowe's Companies, Inc.

4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

4.2       Form of Lowe's Companies, Inc. 7 1/2% Notes due December 15, 2005.